UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________________________________
Form 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2019
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BMC STOCK HOLDINGS, INC.
(Exact Name Of Registrant As Specified In Its Charter)
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Delaware (State or other jurisdiction of incorporation)	1-36050 (Commission File Number)	26-4687975 (IRS Employer Identification No.)

8020 Arco Corporate Drive, Suite 400 Raleigh, NC 27617 (Address Of Principal Executive Offices) (Zip Code)

(919) 431-1000 (Registrant’s Telephone Number, Including Area Code)

Not Applicable Former Name or Former Address, if Changed Since Last Report
_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BMCH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 16, 2019, the board of directors (the “Board”) of BMC Stock Holdings, Inc. (the “Company”) appointed Dr. Cheemin Bo-Linn as a Class II director, effective immediately. As a Class II director, Dr. Bo-Linn will serve on the Board until the Company’s 2021 annual meeting of stockholders and until her successor is duly elected and qualified. The Board has affirmatively determined that Dr. Bo-Linn is independent under the applicable rules and regulations of the Securities and Exchange Commission and the listing standards of the Nasdaq Stock Exchange.

Dr. Bo-Linn will participate in all director compensation and benefit programs in which the Company’s other non-employee directors participate, including an annual retainer of $75,000, an annual equity grant valued at $120,000 on the date of grant and any applicable retainers for committee service.

The Board also appointed Dr. Bo-Linn to serve on the Technology Committee of the Board.

There are no related party transactions involving Dr. Bo-Linn and the Company. There is no arrangement or understanding between Dr. Bo-Linn and any other person pursuant to which she was selected as a director. In addition, Dr. Bo-Linn has not been employed at the Company or any of its subsidiaries.

In connection with the appointment of Dr. Bo-Linn, the Board has increased the size of the Board to 11 directors and the number of Class II directors to four, effective immediately.

A copy of the Company’s press release announcing the appointment of Dr. Bo-Linn to the Board is attached hereto as Exhibit 99.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Company held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on May 16, 2019. There were 66,507,441 shares of common stock entitled to vote at the Annual Meeting, and 56,923,362 shares were represented in person or by proxy at the Annual Meeting (approximately 85.58% of shares entitled to vote). Each of the proposals was approved, and each of the director nominees was elected, by the vote of the stockholders at the Annual Meeting as follows:

Proposal 1: To elect the following Class III directors to hold office until the 2022 Annual Meeting of Stockholders and until their respective successors are elected and qualified:

	For	Withheld	Broker Non-Votes
Cory J. Boydston	53,363,953	938,196	2,621,213
Henry Buckley	52,800,945	1,501,204	2,621,213
Carl R. Vertuca, Jr.	52,680,317	1,621,832	2,621,213

Proposal 2: To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

For	Against	Abstain	Broker Non-Votes
56,905,127	576	17,659	0

Proposal 3: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
52,486,428	1,779,673	36,048	2,621,213

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release of BMC Stock Holdings, Inc. dated May 17, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BMC STOCK HOLDINGS, INC.

Date: May 17, 2019	By:	/s/ Timothy D. Johnson
Executive Vice President, General Counsel and Corporate Secretary

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